SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

KEYUAN PETROCHEMICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA	45-0538522
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Qingshi Industrial Park Ningbo Economic & Technological Development Zone Ningbo, Zhejiang Province P.R. China	315803
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered: Common	Name of each exchange on which each class is to be registered: The NASDAQ Stock Market LLC

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.  ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.  ☐

Securities Act registration statement file number to which this form relates: 333-167029

Securities to be registered pursuant to Section 12(g) of the Act:
None
(Title of Class)

Item 1.      Description of the Registrant’s Securities to be Registered.

A description of the securities to be registered is contained in our Registration Statement on Form S-1/A (File No.: 333-167029) as filed with the Securities and Exchange Commission on July 23, 2010, which is incorporated herein by reference.

Item 2. Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Keyuan Petrochemicals, Inc. (Registrant)

Date:	July 28, 2010	By:	/s/ Chunfeng Tao
			Name:	Chunfeng Tao
			Title:	CEO

2